Exhibit 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of December 1, 2006 (the "Agreement"), between Wachovia Bank, National Association (together with its successors and permitted assigns hereunder, the "Seller") and CWCapital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the CWCapital Commercial Funding Corp., Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and City, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of December 6, 2006, with Wachovia Capital Markets, LLC ("Wachovia"), Citigroup Global Markets Inc. ("Citi") and Deutsche Bank Securities Inc. ("Deutsche" and, together with Wachovia and Citi, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $696,604,492 (the "Wachovia Mortgage Loan Balance") as of the close of business on, with respect to each Mortgage Loan, its Due Date in December 2006 (each such date, the applicable "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (i) a cash amount equal to 104.16658% of the Wachovia Mortgage Loan Balance, plus (ii) $2,340,892, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction. The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the reasonable out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans and (iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and
(y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, information necessary for the Master Servicer to produce the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association duly organized and validly existing under the laws of the United States of America, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            (vi) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or requires or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree or any court or governmental authority having jurisdiction over the Purchaser or its assets.

            SECTION 5. Notice of Breach; Cure; Repurchase; Covenant of the
Seller.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property) unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the Initial Resolution Period, then a Specially Serviced Mortgage Loan and a Servicing Tranfer Event has occurred as a result of a monetary default or as described in clause (e), clause (f) or clause (g) of the definition of "Specially Serviced Mortgage Loan" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to
Section 2.02 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect; and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment,
(e) the absence from the Mortgage File of a copy of the ground lease with respect to any leasehold mortgages or (f) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All reasonable costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 38 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear reasonable costs and expenses associated with a defeasance, as set forth in paragraph 38 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        WACHOVIA BANK,
                                            NATIONAL ASSOCIATION

                                        By: /s/ Elizabeth K. Stinson
                                            ------------------------------------
                                            Name: Elizabeth K. Stinson
                                            Title: Vice President

                                        PURCHASER

                                        CWCAPITAL COMMERCIAL FUNDING
                                            CORP.

                                        By: /s/ Robert Restrick
                                            ------------------------------------
                                            Name: Robert Restrick
                                            Title: Senior Vice President

                                   SCHEDULE A

                                     Notices

Seller:

Address for Notices:

Wachovia Bank, National Association
8739 Research Drive, URP4,
Charlotte, North Carolina 28262-1075
Attention: COBALT CMBS Commercial Mortgage Trust 2006-C1,
       Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Purchaser:

Address for Notices:

CWCapital Commercial Funding Corp.
One Charles River Place
63 Kendrick Street
Needham, Massachusetts  02494
Attention: Craig Lieberman

                                    EXHIBIT A

                             Mortgage Loan Schedule


Mortgage Loan Number   Property Name
--------------------   -----------------------------------
                   5   311 South Wacker
                   6   Hollywood Roosevelt Hotel
                   7   Chiquita Center
                  10   Addison Corporate Center
                  13   San Lagos at Arrowhead Highlands
                  16   Carefree Pebble
                  22   Valley View Portfolio
              22.001   Carefree Valley View
              22.002   Carefree Valley View - Full Service
                  23   Rio Grande Plaza Homewood Suites
                  25   Greenwich Atrium
                  27   The Crossings at Paso Robles II
                  30   Carefree Spring Valley
                  39   Four Points by Sheraton
                  40   The Exchange at Lubbock
                  43   Arbutus Shopping Plaza
                  50   Florence Square
                  55   Riviera Senior Living
                  59   Market Center
                  61   The Centre at Riverchase
                  64   Scotts Village Shopping Center
                  68   670 Sixth Avenue
                  70   Tree Trail Village
                  74   Five Forks Corners
                  78   Spyglass Hill Apartments
                  81   Riverdale Crossing
                  86   Town Center at Timber Springs
                  93   Palm Gardens
                  94   University Plaza
                  99   Forest Square at Carolina Forest
                 111   A-Cool Self Storage
                 115   CVS - Mobile, AL
                 125   CVS - Baton Rouge, LA
                 133   Walgreens - Harvey, LA
                 134   Walgreens - Penn Hills, PA
                 142   CVS - Chandler, AZ
                 144   828 Fullerton
                 148   Magna Donnelly Corporation
                 151   400 Cox Road
                 158   Dollar General - Crossville, TN
                 161   Dollar General - Ardmore, TN
                 166   Advance Auto - Columbia Heights, MN
                 167   Advance Auto - Fergus Falls, MN

Mortgage Loan Number   Address                                                  City               State   Zip Code
--------------------   ------------------------------------------------------   ----------------   -----   --------
                   5   311 South Wacker Drive                                   Chicago            IL         60606
                   6   7000 Hollywood Boulevard                                 Los Angeles        CA         90028
                   7   250 East Fifth Street                                    Cincinnati         OH         45202
                  10   175 Addison Road                                         Windsor            CT         06095
                  13   5901 West Behrend Drive                                  Glendale           AZ         85308
                  16   1450 East Pebble Road                                    Las Vegas          NV         89123
                  22   Various                                                  Las Vegas          NV         89102
              22.001   1600 South Valley View Road                              Las Vegas          NV         89102
              22.002   1600 South Valley View Boulevard                         Las Vegas          NV         89102
                  23   423 West 300 South                                       Salt Lake City     UT         84101
                  25   75 Holly Hill Lane                                       Greenwich          CT         06830
                  27   2005 - 2307 Theatre Drive                                Paso Robles        CA         93446
                  30   3925 South Jones Boulevard                               Las Vegas          NV         89103
                  39   99 Erdman Way                                            Leominster         MA         01453
                  40   210 North Winston Avenue                                 Lubbock            TX         79416
                  43   1054 Maiden Choice Lane                                  Arbutus            MD         21229
                  50   111-191 Cox Creek Parkway                                Florence           AL         35630
                  55   1825 Ridgewood Avenue                                    Holly Hill         FL         32117
                  59   1322-1380 17th Street / 1624-1660 Market Street          Denver             CO         80202
                  61   1694 Montgomery Highway                                  Birmingham         AL         35216
                  64   227-265 Mt. Hermon Road                                  Scotts Valley      CA         95066
                  68   670 Sixth Avenue                                         New York           NY         10010
                  70   1250 Tech Drive                                          Norcross           GA         30093
                  74   4045 Five Forks Trickum Road                             Lilburn            GA         30047
                  78   14305 SW Sexton Mountain Drive "                         Beaverton          OR         97008
                  81   7520-7587 Highway 85                                     Riverdale          GA         30274
                  86   401 S. Avalon Park Boulevard                             Orlando            FL         32828
                  93   5500 Washington Street                                   Hollywood          FL         33021
                  94   6001-6095 North University Drive                         Tamarac            FL         33321
                  99   NE Corner of Highway 501 and Carolina Forest Boulevard   Myrtle Beach       SC         29579
                 111   3310 Demetropolis Road                                   Mobile             AL         36693
                 115   3932 Cottage Hill Road                                   Mobile             AL         36609
                 125   11705 Coursey Boulevard                                  Baton Rouge        LA         70816
                 133   1544 Manhattan Boulevard                                 Harvey             LA         70058
                 134   6201 Leechburg Road                                      Penn Hills         PA         15235
                 142   1015 East Ray Road                                       Chandler           AZ         85225
                 144   828 West Fullerton Avenue                                Chicago            IL         60614
                 148   5085 Kraft Avenue SE                                     Grand Rapids       MI         49512
                 151   400 Cox Road                                             Gastonia           NC         28054
                 158   1259 Miller Avenue                                       Crossville         TN         38557
                 161   26119 Main Street                                        Ardmore            TN         38449
                 166   4545 Central Street                                      Columbia Heights   MN         55421
                 167   1845 W. Lincoln Avenue                                   Fergus Falls       MN         56537

Mortgage Loan Number   Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)   Mortgage Rate
--------------------   -----------------------------   ------------------------   -------------
                   5                      85,400,000                    543,724         6.57000%
                   6                      69,929,646                    417,438         5.95000%
                   7                      65,000,000                    393,561         6.09200%
                  10                      53,110,720                    316,380         5.94000%
                  13                      40,000,000                         IO         5.71000%
                  16                      34,444,000                         IO         6.35000%
                  22                      27,594,000                         IO         6.35000%
              22.001
              22.002
                  23                      26,500,000                    162,304         6.20000%
                  25                      26,000,000                         IO         5.45000%
                  27                      25,000,000                         IO         5.92000%
                  30                      22,715,000                         IO         6.35000%
                  39                      16,725,000                    102,435         6.20000%
                  40                      16,510,000                         IO         6.42000%
                  43                      16,000,000                         IO         5.85000%
                  50                      14,500,000                         IO         6.02000%
                  55                      13,000,000                     80,043         6.25000%
                  59                      11,725,000                     68,349         5.74000%
                  61                      11,610,000                         IO         6.02000%
                  64                      10,979,887                     65,951         6.00000%
                  68                      10,000,000                     59,442         5.92000%
                  70                       9,960,000                         IO         6.02000%
                  74                       9,325,000                         IO         6.02000%
                  78                       8,500,000                         IO         6.12000%
                  81                       8,120,000                         IO         6.02000%
                  86                       7,767,500                         IO         5.86000%
                  93                       6,800,000                     40,029         5.83000%
                  94                       6,800,000                     41,296         6.12000%
                  99                       5,591,882                     35,978         5.97000%
                 111                       4,492,009                     27,357         6.13000%
                 115                       4,277,000                         IO         5.23000%
                 125                       3,933,000                         IO         5.33000%
                 133                       3,543,000                         IO         5.33000%
                 134                       3,467,000                         IO         5.28000%
                 142                       3,206,000                         IO         5.28000%
                 144                       3,125,000                     19,099         6.18000%
                 148                       2,744,972                     16,488         6.00000%
                 151                       2,694,878                     18,015         5.73000%
                 158                       1,950,000                         IO         5.75000%
                 161                       1,804,000                         IO         5.79000%
                 166                       1,038,000                         IO         5.83000%
                 167                         722,000                         IO         5.83000%

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ----------------------------------------   --------------------
                   5                                        116               08/11/16
                   6                                        119               11/11/16
                   7                                        119               11/11/16
                  10                                        119               11/11/16
                  13                                        118               10/11/16
                  16                                         56               08/11/11
                  22                                         56               08/11/11
              22.001
              22.002
                  23                                        118               10/11/16
                  25                                         58               10/11/11
                  27                                        119               11/11/16
                  30                                         56               08/11/11
                  39                                        118               10/11/16
                  40                                        118               10/11/16
                  43                                        119               11/11/16
                  50                                         59               11/11/11
                  55                                        119               11/11/16
                  59                                        119               11/11/16
                  61                                         59               11/11/11
                  64                                        118               10/11/16
                  68                                        119               11/11/16
                  70                                         59               11/11/11
                  74                                         59               11/11/11
                  78                                        117               09/11/16
                  81                                         59               11/11/11
                  86                                        118               10/11/16
                  93                                        119               11/11/16
                  94                                        120               12/11/16
                  99                                        119               11/11/16
                 111                                        118               10/11/16
                 115                                        113               05/11/16
                 125                                        116               08/11/16
                 133                                        113               05/11/16
                 134                                        116               08/11/16
                 142                                        115               07/11/16
                 144                                        118               10/11/16
                 148                                        118               10/11/16
                 151                                        119               11/11/16
                 158                                        114               06/11/16
                 161                                        114               06/11/16
                 166                                        115               07/11/16
                 167                                        115               07/11/16

Mortgage Loan Number   Remaining Amort Term (Mos.) for Balloon Mortgage Loan   Interest Accrual Method
--------------------   -----------------------------------------------------   -----------------------
                   5                                                     360                Actual/360
                   6                                                     359                Actual/360
                   7                                                     360                Actual/360
                  10                                                     360                Actual/360
                  13                                                      IO                Actual/360
                  16                                                      IO                Actual/360
                  22                                                      IO                Actual/360
              22.001
              22.002
                  23                                                     360                Actual/360
                  25                                                      IO                Actual/360
                  27                                                      IO                Actual/360
                  30                                                      IO                Actual/360
                  39                                                     360                Actual/360
                  40                                                      IO                Actual/360
                  43                                                      IO                Actual/360
                  50                                                      IO                Actual/360
                  55                                                     360                Actual/360
                  59                                                     360                Actual/360
                  61                                                      IO                Actual/360
                  64                                                     358                Actual/360
                  68                                                     360                Actual/360
                  70                                                      IO                Actual/360
                  74                                                      IO                Actual/360
                  78                                                      IO                Actual/360
                  81                                                      IO                Actual/360
                  86                                                      IO                Actual/360
                  93                                                     360                Actual/360
                  94                                                     360                Actual/360
                  99                                                     299                Actual/360
                 111                                                     358                Actual/360
                 115                                                      IO                Actual/360
                 125                                                      IO                Actual/360
                 133                                                      IO                Actual/360
                 134                                                      IO                Actual/360
                 142                                                      IO                Actual/360
                 144                                                     360                Actual/360
                 148                                                     358                Actual/360
                 151                                                     263                Actual/360
                 158                                                      IO                Actual/360
                 161                                                      IO                Actual/360
                 166                                                      IO                Actual/360
                 167                                                      IO                Actual/360

Mortgage Loan Number  Loan Administrative Cost Rate   Master Servicing Fee Rate   Ground Lease  Mortgage Loan Seller  Originator
--------------------  -----------------------------   -------------------------   ------------  --------------------  ----------
                   5                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                   6                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                   7                        0.02080%                    0.02000%             Y              Wachovia    Wachovia
                  10                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  13                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  16                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  22                        0.02080%                    0.02000%             N              Wachovia    Wachovia
              22.001                                                                         N
              22.002                                                                         N
                  23                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  25                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  27                        0.02080%                    0.02000%             Y              Wachovia    Wachovia
                  30                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  39                        0.05080%                    0.05000%             N              Wachovia    Wachovia
                  40                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  43                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  50                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  55                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  59                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  61                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  64                        0.02080%                    0.02000%             Y              Wachovia    Wachovia
                  68                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  70                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  74                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  78                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  81                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  86                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  93                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  94                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                  99                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 111                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 115                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 125                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 133                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 134                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 142                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 144                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 148                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 151                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 158                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 161                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 166                        0.02080%                    0.02000%             N              Wachovia    Wachovia
                 167                        0.02080%                    0.02000%             N              Wachovia    Wachovia

Mortgage Loan Number   Defeasance Loan   Cross Collateralized and Cross Defaulted Loan Flag   Letter of Credit In-Place   ARD Loan
--------------------   ---------------   --------------------------------------------------   -------------------------   --------
                   5                 Y                                                    N                           N          N
                   6                 Y                                                    N                           N          N
                   7                 Y                                                    N                           N          N
                  10                 Y                                                    N                           N          N
                  13                 Y                                                    N                           N          N
                  16                 N                                                    N                           N          N
                  22                 N                                                    N                           N          N
              22.001
              22.002
                  23                 Y                                                    N                           N          N
                  25                 Y                                                    N                           N          N
                  27                 Y                                                    N                           N          N
                  30                 N                                                    N                           N          N
                  39                 N                                                    N                           N          N
                  40                 N                                                    N                           N          Y
                  43                 Y                                                    N                           N          Y
                  50                 Y                                                    N                           N          N
                  55                 N                                                    N                           N          N
                  59                 Y                                                    N                           N          N
                  61                 Y                                                    N                           N          N
                  64                 Y                                                    N                           N          N
                  68                 Y                                                    N                           N          N
                  70                 Y                                                    N                           N          N
                  74                 Y                                                    N                           N          N
                  78                 N                                                    N                           N          N
                  81                 Y                                                    N                           N          N
                  86                 N                                                    N                           N          Y
                  93                 Y                                                    N                           N          N
                  94                 Y                                                    N                           N          N
                  99                 Y                                                    N                           N          N
                 111                 N                                                    N                           N          N
                 115                 Y                                                    N                           N          Y
                 125                 Y                                                    N                           N          Y
                 133                 Y                                                    N                           N          Y
                 134                 Y                                                    N                           N          Y
                 142                 Y                                                    N                           N          Y
                 144                 Y                                                    N                           N          N
                 148                 Y                                                    N                           N          N
                 151                 Y                                                    N                           N          N
                 158                 Y                                                    N                           N          Y
                 161                 Y                                                    N                           N          Y
                 166                 Y                                                    N                           N          Y
                 167                 Y                                                    N                           N          Y

Mortgage Loan Number   Anticipated Repayment Date                           If ARD loan, Additional Interest Rate
--------------------   --------------------------   -------------------------------------------------------------
                   5
                   6
                   7
                  10
                  13
                  16
                  22
              22.001
              22.002
                  23
                  25
                  27
                  30
                  39
                  40                     10/11/16   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
                  43                     11/11/16   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
                  50
                  55
                  59
                  61
                  64
                  68
                  70
                  74
                  78
                  81
                  86                     10/11/16   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
                  93
                  94
                  99
                 111
                 115                     05/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 125                     08/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 133                     05/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 134                     08/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 142                     07/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 144
                 148
                 151
                 158                     06/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 161                     06/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 166                     07/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
                 167                     07/11/16   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%

Mortgage Loan Number   Serviced Loan Combination?
--------------------   --------------------------
                   5                            N
                   6                            N
                   7                            N
                  10                            N
                  13                            N
                  16                            N
                  22                            N
              22.001
              22.002
                  23                            N
                  25                            N
                  27                            N
                  30                            N
                  39                            N
                  40                            N
                  43                            N
                  50                            N
                  55                            N
                  59                            N
                  61                            N
                  64                            N
                  68                            N
                  70                            N
                  74                            N
                  78                            N
                  81                            N
                  86                            N
                  93                            N
                  94                            N
                  99                            N
                 111                            N
                 115                            N
                 125                            N
                 133                            N
                 134                            N
                 142                            N
                 144                            N
                 148                            N
                 151                            N
                 158                            N
                 161                            N
                 166                            N
                 167                            N

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Liens" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in personal property located on the Mortgaged Property that is owned by the Mortgagor and either (i) is reasonably necessary to operate the Mortgaged Property or (ii) is (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest or a sale and leaseback financing arrangement in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Liens" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related mortgagee's title insurance policy, (C) exceptions and exclusions specifically referred to in such mortgagee's title insurance policy, (D) other matters to which like properties are commonly subject and (E) the lien created through the cross-collateralization of the Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to CWCapital Investments LLC, or an affiliate.

            7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property and do not encroach on any third party easements on the Mortgaged Property, except for encroachments that are insured against by the mortgagee's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) mortgagee's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Liens. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment (meeting American Society for Testing and Materials standards), or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action, or (iii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iv) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos containing materials ("ACM") and, if the related Mortgaged Property is a multifamily property, with respect to radon gas ("RG") and lead based paint ("LBP") and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or
            (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  ii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  iii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (e) if the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If a seismic report concluded that the PML on a Mortgaged Property would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Liens;

                  iii) The Mortgagor's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property,
      (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule B-1 hereto, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
      Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. Each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million requires the Mortgagor to be for at least as long as the Mortgage Loan is outstanding and, to the Seller's knowledge, each such Mortgagor is, a Single Purpose Entity, the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $15 million provide that the Mortgagor is a Single Purpose Entity and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $15 million or less, its organizational documents or Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
      Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the mortgagee incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the mortgagee associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) Utilities. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

            43) Separate Tax Lots. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

            44) No Fraud. In the origination and servicing of the Mortgage Loan, neither the Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including knowledge of a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, mortgagee's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1

Schedule B - 1
WACHOVIA


Mortgage Loan Number                       Property Name
-------------------------------------------------------------------------------
         115                    CVS - Mobile, AL
         125                    CVS - Baton Rouge, LA
         133                    Walgreens - Harvey, LA
         134                    Walgreens - Penn Hills, PA
         142                    CVS - Chandler, AZ
         158                    Dollar General - Crossville, TN
         161                    Dollar General - Ardmore, TN
         166                    Advance Auto - Columbia Heights, MN
         167                    Advance Auto - Fergus Falls, MN

                                    Exhibit C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                CWCapital 2006-C1


Exceptions to Representation 12

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                           Loans                                               Description of Exception
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Loan number 25 Greenwich Atrium                              Limited revisions were made to the environmental matters
                                                             section of the mortgage, such as "to the best of
                                                             Mortgagor's knowledge" qualifiers and an added limitation
                                                             on mortgagor's environmental liability for any events that happen after the discharge of the mortgage.
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Exception to Representation 23

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                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan Number 5 311 South Wacker                               The Mortgage Loan is cross-collateralized and
                                                             cross-defaulted with its related Companion Loan, which is
                                                             not included in the Trust Fund. In addition, each Companion
                                                             Loan is secured by the same Mortgaged Property and the same
                                                             Mortgage securing its related Mortgage Loan.
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Exceptions to Representation 35

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                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 134 Walgreens - Penn Hills, PA                   Transfers of tenancy in common interests among and between
Loan number 78 Spyglass Hill Apartments                      then-existing tenants in common are permitted subject to
                                                             certain conditions.

                                                             Notwithstanding any of the foregoing, the Mortgagor shall
                                                             consent to one or more sales, conveyances or transfers of
                                                             the Mortgage Property or tenant in common interest subject to certain conditions.
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Loan number 142 CVS - Chandler, AZ                           The Mortgaged Property can be transferred by the Mortgagor
Loan number 133 Walgreens - Harvey, LA                       to an Affiliate or to a newly created entity wholly owned
                                                             by the beneficial owners of the Mortgagor subject to
                                                             certain conditions. The Mortgagor can transfer 100% of its beneficial interest in the Mortgagor to one of Cole's
                                                             REIT's without consent of the Mortgagor.
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Exceptions to Representation 36

--------------------------------------------------------------------------------------------------------------------------
                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 7 Chiquita Center                                Each Mortgage Loan has an original principal balance above
Loan number 10 Addison Corporate Center                      $15,000,000 and is not a single purpose bankruptcy remote
Loan number 13 San Lagos at Arrowhead                        borrower.
Highlands
Loan number 23 Rio Grande Plaza Homewood Suites
Loan number 27 The Crossings at Paso Robles II
Loan number 40 The Exchange at Lubbock
--------------------------------------------------------------------------------------------------------------------------
Loan number 13 San Lagos at Arrowhead Highlands              Each Mortgage Loan has an original principal balance above
Loan number 23 Rio Grande Plaza Homewood Suites              $20,000,000 and does not have a counsel's opinion regarding
Loan number 27 The Crossings at Paso Robles II               non-consolidation of the Mortgagor in any solvency
                                                             proceeding.
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Exceptions to Representation 37

--------------------------------------------------------------------------------------------------------------------------
                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 7 Chiquita Center                                These loans do not have a guarantor who is a natural person.
Loan number 13 San Lagos at Arrowhead Highlands
Loan number 16 Carefree Pebble
Loan number 22 Valley View Pool
Loan number 25 Greenwich Atrium
Loan number 27 The Crossings at Paso Robles II
Loan number 30 Carefree Spring Valley
Loan number 40 The Exchange at Lubbock
Loan number 43 Arbutus Shopping Plaza
Loan number 50 Florence Square
Loan number 55 Riviera Senior Living
Loan number  61 The Centre at Riverchase
Loan number 70 Tree Trail Village
Loan number 74 Five Forks Corner
Loan number 81 Riverdale Crossing
Loan number 86 Town Center at Timber Springs
Loan number 115 CVS - Mobile, AL
Loan number 125 CVS - Baton Rouge, LA
Loan number 133 Walgreens - Harvey, LA
Loan number 134 Walgreens - Penn Hills, PA
Loan number 158 Dollar General - Crossville, TN
Loan number 161 Dollar General - Ardmore, TN
Loan number 142 CVS - Chandler, AZ
Loan number 166 Advance Auto - Columbia Heights, MN
Loan number 167 Advance Auto - Fergus Falls, MN
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Loan Number 94 University Plaza                              In the event Lender forecloses on the property and the loan is not repaid in full with the proceeds of the foreclosure,
                                                             Indemnitor shall be fully and jointly liable for an
                                                             aggregate amount not to exceed $200,000 of such deficiency.
                                                             If borrower provides to lender proof the property has a Debt
                                                             Service Coverage Ratio of at least 1.20:1.00 Borrower shall no longer be responsible for the $200,000.
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Exceptions to Representation 17(v)

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                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 64 Scotts Valley Plaza                           Ground Lease provides for notice of any default by lessee
                                                             to mortgagee but is silent as to whether failure to give
                                                             notice to mortgagee is effective against the mortgage.
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Exceptions to Representation 17(viii)

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                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 64 Scotts Valley Plaza                           Ground lease provides that insurance proceeds or
                                                             condemnation awards will be applied to restoration but is
                                                             silent as to any right of mortgagee to control, supervise
                                                             or disburse the award or proceeds.
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Exceptions to Representation 17(x)

--------------------------------------------------------------------------------------------------------------------------
                           Loans                                               Description of Exception
--------------------------------------------------------------------------------------------------------------------------
Loan number 64 Scotts Valley Plaza                           Ground lessor will enter into a new lease with mortgagee
                                                             upon termination of the ground lease upon rejection of
                                                             ground lease in bankruptcy only if mortgagee cures all
                                                             defaults of lessee under ground lease.
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